                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 OCTOBER 1, 2003
                                (DATE OF REPORT)

                                 UGI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          PENNSYLVANIA                  1-11071                 23-2668356
(STATE OR OTHER JURISDICTION       (COMMISSION FILE          (I.R.S. EMPLOYER
      OF INCORPORATION)                 NUMBER)              IDENTIFICATION NO.)

                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

UGI Corporation                                                  Form 8-K
Page 2                                                           October 1, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On Wednesday, October 1, 2003, Lon R. Greenberg, Chairman, President and CEO of UGI Corporation (the "Company"), hosted a presentation to financial analysts which was broadcast live from New York City by CCBN via the Internet at http://www.shareholder.com/ugi/medialist.cfm. During the webcast, Mr. Greenberg stated that the Company's earnings per share for the fiscal year ended September 30, 2003, were estimated to be in the range of $2.25 to $2.30 per share.

      The webcast will be archived through October 31, 2003, and can be accessed at http://www.shareholder.com/ugi/medialist.cfm or at the Company's website at http://www.ugicorp.com.

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UGI CORPORATION
                                      (REGISTRANT)



                                      By:  /s/  Robert W. Krick
                                           -------------------------------------
                                           Robert W. Krick
                                           Vice President and Treasurer

Date:  October 6, 2003